UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 20, 2008

THE COCA-COLA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On February 20, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Coca-Cola Company (the “Company”) approved the participants and determined the targets and performance criteria, for purposes of Section 162(m) of the Internal Revenue Code (the “Code”), under the Company’s Annual Incentive Plan for 2008, to be paid in 2009. The approved performance measures are net income and volume (for those with corporate responsibilities) and profit before taxes and volume (for those with operating unit responsibilities). In addition, the Compensation Committee approved economic profit growth as the performance criterion to be applied to the performance share units for the 2008 – 2010 performance period under the Company’s long-term equity compensation program.

In addition, the Compensation Committee recently approved forms of equity award agreements, pursuant to which the executive officers of the Company named in its 2008 Definitive Proxy Statement, to be filed with the Securities and Exchange Commission, are entitled to receive awards.

Copies of these forms of equity award agreements are attached hereto as Exhibits 10.4 through 10.9 and incorporated herein by reference.

Item 8.01	Other Events

On February 20, 2008, the Compensation Committee amended The Coca-Cola Company 1989 Restricted Stock Award Plan to allow, among other things, awards under the plan to be settled in shares after an employee separates from the Company. Under the amendment to this plan, certain participants, including individuals who qualify for retirement or become disabled, who become former employees during the performance period may be entitled to receive shares of the Company’s common stock after the Compensation Committee certifies performance results, on the same basis as other plan participants that are employees, provided the performance criteria are met. Previously, awards were either settled in cash or restricted shares transferred just prior to retirement.

The Compensation Committee also recently amended The Coca-Cola Company 1999 Stock Option Plan and The Coca-Cola Company 2002 Stock Option Plan to, among other things (i) reduce the maximum term of options granted in the future to 10 years, (ii) remove, as eligible participants under these plans, consultants and employees of entities where the Company owns a minority interest in order to comply with Section 409A of the Code, and (iii) clarify that option shares that are used to pay the exercise price of an option or to pay withholding taxes associated with the exercise of an option reduce the total number of shares available for issuance under these plans.

The amendments to these equity compensation plans were approved by the Compensation Committee pursuant to the authority granted to the Compensation Committee under the terms of each of the respective plans. The nature of the amendments did not require shareowner approval under the terms of the plans, applicable law or the rules of the New York Stock Exchange.

The foregoing descriptions of the amendments to these amended and restated equity compensation plans are qualified in their entirety by reference to the amended plans, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01(d)	Exhibits

Exhibit 10.1	The Coca-Cola Company 1989 Restricted Stock Award Plan, as amended through February 20, 2008

Exhibit 10.2	The Coca-Cola Company 1999 Stock Option Plan, as amended and restated through December 1, 2007

Exhibit 10.3	The Coca-Cola Company 2002 Stock Option Plan, as amended and restated through December 1, 2007

Exhibit 10.4	Form of Restricted Stock Agreement (Performance Share Unit Agreement) for E. Neville Isdell in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted December 12, 2007

Exhibit 10.5	Form of Restricted Stock Agreement (Performance Share Unit Agreement) in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted December 12, 2007

Exhibit 10.6	Form of Restricted Stock Agreement (Performance Share Unit Agreement) for France in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted December 12, 2007

Exhibit 10.7	Form of Stock Option Agreement for E. Neville Isdell in connection with The Coca-Cola Company 1999 Stock Option Plan, as adopted December 12, 2007

Exhibit 10.8	Form of Stock Option Agreement in connection with The Coca-Cola Company 1999 Stock Option Plan, as adopted December 12, 2007

Exhibit 10.9	Form of Stock Option Agreement in connection with The Coca-Cola Company 2002 Stock Option Plan, as adopted December 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: February 21, 2008	By:	/s/ David M. Taggart
David M. Taggart
Vice President and Treasurer

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	The Coca-Cola Company 1989 Restricted Stock Award Plan, as amended through February 20, 2008

Exhibit 10.2	The Coca-Cola Company 1999 Stock Option Plan, as amended and restated through December 1, 2007

Exhibit 10.3	The Coca-Cola Company 2002 Stock Option Plan, as amended and restated through December 1, 2007

Exhibit 10.4	Form of Restricted Stock Agreement (Performance Share Unit Agreement) for E. Neville Isdell in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted December 12, 2007

Exhibit 10.5	Form of Restricted Stock Agreement (Performance Share Unit Agreement) in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted December 12, 2007

Exhibit 10.6	Form of Restricted Stock Agreement (Performance Share Unit Agreement) for France in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted December 12, 2007

Exhibit 10.7	Form of Stock Option Agreement for E. Neville Isdell in connection with The Coca-Cola Company 1999 Stock Option Plan, as adopted December 12, 2007

Exhibit 10.8	Form of Stock Option Agreement in connection with The Coca-Cola Company 1999 Stock Option Plan, as adopted December 12, 2007

Exhibit 10.9	Form of Stock Option Agreement in connection with The Coca-Cola Company 2002 Stock Option Plan, as adopted December 12, 2007